Discontinued Operations (Details) (USD $)	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Assets and liabilities classified as discontinued operations on the consolidated balance sheets
Accounts receivable, net		$ 188,439	$ 229,891
Inventory	271,000	266,347	258,939
Prepaid expenses		42,667	62,028
Current assets of discontinued operations		497,453	550,858
Accounts payable		11,855	36,224
Accrued expenses		7,782	4,909
Current liabilities of discontinued operations		$ 19,637	$ 41,133